GOLDMAN SACHS TRUST

Goldman Sachs Financial Square FundsSM

Goldman Sachs Financial Square Prime Obligations Fund

(the “Fund”)

Supplement dated June 29, 2016 to the

Prospectus and Summary Prospectus, each dated December 29, 2015, as supplemented to date

The Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) recently approved the designation of the Fund as an “institutional” money market fund under Rule 2a-7 under the Investment Company Act of 1940, effective on or about October 1, 2016. An institutional money market fund will be required to price and transact in its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV). The floating NAV will need to be rounded to the fourth decimal place for a money market fund that utilizes a $1.00 price per share (e.g., $1.0000). In addition, the board of trustees of an institutional money market fund will be permitted to impose a liquidity fee on redemptions from the fund (up to 2%) or temporarily restrict redemptions from the fund for up to 10 business days.

In connection with the designation of the Fund as an institutional money market fund, the Fund will no longer provide certain shareholder services, which include systematic automated purchases, redemptions and exchanges, check writing, retail Website and service center and automated clearing house (ACH) transfers, that are primarily intended for “retail” shareholders. Accordingly, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of the Trust recently approved a proposal to liquidate the Class C Shares of the Fund (the “Class C Shares”) and redeem the “retail” component of the Service Shares of the Fund (the “Retail Service Shares”). The Class C Shares and the Retail Services Shares are primarily offered and sold to retail shareholders.

The Class C Shares will be liquidated, and the Retail Service Shares will be redeemed, on or about October 1, 2016, but in any event no later than October 14, 2016 (the “Liquidation Date”), pursuant to a Plan of Liquidation and Redemption approved by the Board.

Suspension of Sales. As of the close of business on July 29, 2016, the Class C Shares and the Retail Service Shares will no longer be available for purchase, except that certain employee benefit plans and certain financial institutions providing services to employee benefit plans, including 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, 457 plans and SIMPLE plans that hold shares of the Fund, may continue to purchase the Class C Shares and the Retail Service Shares. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as discussed in the Prospectus.

Suspension of Retail Services. The shareholders of the Class C Shares and the Retail Services Shares are generally those that utilize certain “retail” services currently provided by the Fund, including systematic automated purchases, redemptions and exchanges, and check writing. On or about August 31, 2016, these retail services will no longer be supported by the Fund. The remaining services, including retail Website and service center and ACH transfers, will be terminated no later than the Liquidation Date.

Liquidation of Assets. In connection with the liquidation of the Class C Shares and redemption of the Retail Service Shares, the outstanding shares of the Class C Shares and the Retail Service Shares will be automatically redeemed by the Fund as of the close of business on the Liquidation Date. Each shareholder of record of the Class C Shares and the Retail Service Shares on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the net assets of the applicable share class plus accrued and unpaid earnings at the time of liquidation or redemption, as applicable, without the imposition of any contingent deferred sales charge.

Other Alternatives and Certain Tax Information. At any time prior to the Liquidation Date, shareholders of the Class C Shares and the Retail Service Shares may redeem their shares and receive the NAV thereof, as discussed in the Prospectus. A shareholder that redeems his or her Class C Shares between July 6, 2016 and the Liquidation Date will not be subject to any contingent deferred sales charge. In addition, shareholders of the Class C Shares and the Retail Service Shares may exchange their shares for shares of the equivalent class of another Goldman Sachs Money Market Fund at NAV without imposition of an initial sales charge or a contingent deferred sales charge.

The Fund currently seeks to maintain a stable $1.00 price per share, although there is no assurance that the Fund will be able to do so. Although the redemption of Fund shares by a shareholder generally will be considered a taxable event (i.e., a sale that may result in a gain or loss for federal income tax purposes), shareholders are not expected to have any gain or loss on redemptions provided the Fund maintains a $1.00 price per share. However, as discussed above, on the Liquidation Date, the Fund’s NAV per share will “float” and will be rounded to the fourth decimal place. Accordingly, on the Liquidation Date, the shares of the Fund may be worth more or less than $1.00 (e.g., $1.0001 or $0.9999) and therefore the automatic redemption of the Class C Shares and the Retail Service Shares on the Liquidation Date may result in a gain or loss for federal income tax purposes. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation or redemption, as applicable.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

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